GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
December 31, 2020 (Unaudited)
Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (97.38%)

Private Investment Funds (76.94%)*
AEW Core Property Trust (U.S.), Inc.	37,371	$37,774,809
American Core Realty Fund, L.P.	261	32,065,486
Ares Real Estate Enhanced Income Fund, L.P.	N/A	65,375,178
Barings Core Property Fund, L.P.	97,476	12,762,059
BGO Diversified US Property Fund, L.P.	23,657	53,385,394
BlackRock US Core Property Fund	N/A	9,660,250
Brookfield Senior Mezzanine Real Estate Finance Fund	103,100	105,930,848
CBRE U.S. Core Partners, L.P.	58,858,248	84,823,495
Clarion Gables Multifamily Trust, L.P.	143,690	180,725,624
Clarion Lion Industrial Trust, L.P.	65,367	152,078,973
Clarion Lion Properties Fund, L.P.	143,582	219,231,796
Cortland Growth and Income Fund, L.P.	199,310	224,959,631
CrossHarbor Strategic Debt Fund, L.P.	N/A	103,178,969
GWL U.S. Property Fund, L.P.	N/A	23,793,853
Hancock U.S. Real Estate Fund, L.P.	30,700	39,991,949
Heitman America Real Estate Trust, L.P.	21,281	24,798,501
Heitman Core Real Estate Debt Income Trust	158,017	158,953,045
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	779,559	79,519,360
Morgan Stanley Prime Property Fund	9,695	181,636,080
Oaktree Real Estate Income Fund, L.P.	N/A	131,037,638
PGIM Real Estate US Debt Fund, L.P.	69,244	84,917,510
Principal Real Estate Liquid Debt Fund, L.P.	3,435,515	90,578,007
PRISA, L.P.	82,227	146,351,521
Prologis Targeted U.S. Logistics Fund, L.P.	34,887	67,018,158
RREEF America REIT II, Inc.	133,334	16,668,983
Sentinel Real Estate Fund, L.P.	705	62,793,039
Stockbridge Smart Markets Fund, L.P.	37,480	58,541,716
TA Realty Core Property Fund, L.P.	101,640	117,890,737
TCM CRE Credit Fund, L.P.	102,290	102,718,160
Torchlight Value Fund, LLC	30,401	27,870,642
UBS Trumbull Property Fund	1,721	16,759,293
USAA US Government Building Fund, LLC	N/A	57,627,037
Ventas Life Science and Healthcare Real Estate Fund	119,998	134,850,506
Voya Commercial Mortgage Lending Fund, L.P.	N/A	60,392,005
		2,966,660,252

Publicly Traded Securities (20.44%)
Alexandria Real Estate Equities, Inc.	99,170	17,674,077
American Campus Communities, Inc.	273,340	11,690,752

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
American Homes 4 Rent, Class A	290,900	$8,727,000
American Tower Corp.	80,030	17,963,534
Americold Realty Trust	374,030	13,962,540
Apple Hospitality REIT, Inc.	491,110	6,340,230
AvalonBay Communities, Inc.	47,110	7,557,857
Brixmor Property Group, Inc.	955,820	15,818,821
Broadstone Net Lease, Inc., Class A	416,232	8,149,823
Columbia Property Trust, Inc.	222,185	3,186,133
Cousins Properties, Inc.	489,120	16,385,520
CubeSmart	224,550	7,547,125
DiamondRock Hospitality Co.	947,240	7,814,730
Digital Realty Trust, Inc.	214,850	29,973,723
Douglas Emmett, Inc.	213,080	6,217,674
Duke Realty Corp.	498,990	19,944,630
Empire State Realty Trust, Inc., Class A	233,392	2,175,213
Equinix, Inc.	82,250	58,741,305
Equity Residential	450,640	26,713,939
Essex Property Trust, Inc.	64,860	15,399,061
Extra Space Storage, Inc.	185,680	21,512,885
First Industrial Realty Trust, Inc.	357,280	15,052,206
Gaming and Leisure Properties, Inc.	256,334	10,868,562
Healthpeak Properties, Inc.	834,690	25,232,679
Host Hotels & Resorts, Inc.	938,150	13,725,134
Invitation Homes, Inc.	1,318,490	39,159,153
JBG SMITH Properties	486,370	15,208,790
Kilroy Realty Corp.	215,880	12,391,512
Life Storage, Inc.	175,120	20,907,577
Medical Properties Trust, Inc.	652,830	14,225,166
Mid-America Apartment Communities, Inc.	168,076	21,293,548
Prologis, Inc.	563,113	56,119,842
Realty Income Corp.	434,850	27,034,625
Regency Centers Corp.	240,682	10,972,692
Retail Opportunity Investments Corp.	492,170	6,590,156
Retail Properties of America, Inc., Class A	1,090,770	9,336,991
Rexford Industrial Realty, Inc.	175,980	8,642,378
Sabra Health Care REIT, Inc.	370,350	6,432,980
SBA Communications Corp.	36,250	10,227,213
Simon Property Group, Inc.	141,590	12,074,795
SL Green Realty Corp.	76,920	4,582,894
STORE Capital Corp.	359,630	12,220,227
Sun Communities, Inc.	123,240	18,726,318
UDR, Inc.	805,020	30,936,919
Ventas, Inc.	204,455	10,026,473
VEREIT, Inc.	558,930	21,121,965

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Welltower, Inc.	485,240	$31,356,209
		787,963,576

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $3,463,898,039)		3,754,623,828

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (2.30%)(a)
American Homes 4 Rent, Series E	6.35%	104,023	2,644,265
American Homes 4 Rent, Series H	6.25%	168,197	4,487,496
Boston Properties, Inc., Series B	5.25%	82,000	2,127,900
Brookfield Property REIT, Inc., Series A	6.38%	37,000	846,190
DiamondRock Hospitality Co., Series A	8.25%	35,000	939,750
Digital Realty Trust, Inc., Series K	5.85%	148,000	4,139,560
Digital Realty Trust, Inc., Series L	5.20%	46,000	1,255,800
EPR Properties, Series G	5.75%	23,000	538,200
Federal Realty Investment Trust, Series C	5.00%	84,860	2,195,328
Hersha Hospitality Trust, Series C	6.88%	64,000	1,244,800
Kimco Realty Corp., Series L	5.13%	8,000	210,160
Kimco Realty Corp., Series M	5.25%	73,000	1,942,530
National Retail Properties, Inc., Series F	5.20%	190,000	4,900,100
National Storage Affiliates Trust, Series A	6.00%	152,768	4,031,548
Pebblebrook Hotel Trust, Series C	6.50%	30,843	766,757
Pebblebrook Hotel Trust, Series E	6.38%	116,000	2,931,320
PS Business Parks, Inc., Series X	5.25%	46,000	1,201,520
PS Business Parks, Inc., Series Z	4.88%	145,000	3,971,550
Public Storage, Series H	5.60%	50,000	1,439,500
Public Storage, Series J	4.70%	17,000	468,010
Public Storage, Series L	4.63%	165,000	4,478,100
QTS Realty Trust, Inc., Series A	7.13%	104,423	2,890,429
Rexford Industrial Realty, Inc., Series A	5.88%	120,863	3,069,920
Rexford Industrial Realty, Inc., Series B	5.88%	58,000	1,521,920
Rexford Industrial Realty, Inc., Series C	5.63%	41,027	1,105,268
Saul Centers, Inc., Series D	6.13%	116,175	2,817,244
Saul Centers, Inc., Series E	6.00%	63,899	1,505,460
Seritage Growth Properties, Series A	7.00%	155,000	2,619,500
SITE Centers Corp., Series A	6.38%	183,619	4,421,545
SITE Centers Corp., Series K	6.25%	15,715	385,332
Spirit Realty Capital, Inc., Series A	6.00%	177,737	4,786,457
Summit Hotel Properties, Inc., Series E	6.25%	96,000	2,162,880
Sunstone Hotel Investors, Inc., Series E	6.95%	142,555	3,484,044
Sunstone Hotel Investors, Inc., Series F	6.45%	70,000	1,648,500
Urstadt Biddle Properties, Inc., Series H	6.25%	92,500	2,314,350
VEREIT, Inc., Series F	6.70%	118,338	2,976,201
Vornado Realty Trust, Series K	5.70%	164,720	4,144,355

TOTAL PREFERRED STOCKS
(Cost $84,595,850)			88,613,789

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.22%)
Federated Hermes Treasury Obligations Fund, Class IS	0.01%	8,606,742	$8,606,742

TOTAL SHORT TERM INVESTMENT
(Cost $8,606,742)			8,606,742

TOTAL INVESTMENTS (99.90%)
(Cost $3,557,100,631)			$3,851,844,359

Other Assets In Excess Of Liabilities (0.10%)			3,729,405
NET ASSETS (100.00%)			$3,855,573,764

(a)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:
LLC	-	Limited Liability Company
L.P.	-	Limited Partnership
REIT	-	Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Description	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of December 31, 2020
$37,774,809	AEW Core Property Trust (U.S.), Inc.	Quarterly	45	$0
32,065,486	American Core Realty Fund, L.P.	Quarterly	10	0
65,375,178	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
12,762,059	Barings Core Property Fund, L.P.	Quarterly	30	0
53,385,394	BGO Diversified US Property Fund, L.P.	Quarterly	N/A**	0
9,660,250	BlackRock US Core Property Fund	Quarterly	60	0
105,930,848	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	22,998,806
84,823,495	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
180,725,624	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
152,078,973	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
219,231,796	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
224,959,631	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
103,178,969	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
23,793,853	GWL U.S. Property Fund, L.P.	Quarterly	90	0
39,991,949	Hancock U.S. Real Estate Fund, L.P.	Quarterly	60	0
24,798,501	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
158,953,045	Heitman Core Real Estate Debt Income Trust	Quarterly	90	25,092,439
79,519,360	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	21,007,313
181,636,080	Morgan Stanley Prime Property Fund	Quarterly	90	0
131,037,638	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
84,917,510	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	0
90,578,007	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
146,351,521	PRISA, L.P.	Quarterly	90	0
67,018,158	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
16,668,983	RREEF America REIT II, Inc.	Quarterly	45	0
62,793,039	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
58,541,716	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0

Value	Description	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of December 31, 2020
117,890,737	TA Realty Core Property Fund, L.P.	Quarterly	45	0
102,718,160	TCM CRE Credit Fund, L.P.	Quarterly	90	26,500,000
27,870,642	Torchlight Value Fund, LLC	Monthly	15	0
16,759,293	UBS Trumbull Property Fund	Quarterly	60	0
57,627,037	USAA US Government Building Fund, LLC	Quarterly	60	0
134,850,506	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	25,000,000
60,392,005	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$2,966,660,252				$120,598,558

**	Written notice required for redemption, no minimum timeline required.

See Notes to Quarterly Schedule of Investments.

Griffin Institutional Access Real Estate Fund

Notes to Quarterly Schedule of Investments

December 31, 2020 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of Net Asset Value - The net asset value of shares of the Fund is determined following the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

Valuation of Public Securities – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market or dealer quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. If there has been no sale on such day that value is being determined, the securities are valued at the last reported sale price unless the Fair Value Pricing Committee believes the price is no longer reliable. If market prices become unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Pricing Committee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

The Board will determine in good faith, the fair value of securities for which market or dealer quotations are not readily available or deemed unreliable. In determining the fair value of publicly traded securities for which market or dealer quotations are not readily available or unreliable the Adviser, together with the Fair Value Pricing Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; comparison to the values and current pricing of securities that have comparable characteristics; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. For securities that are fair valued in ordinary course of Fund operations, the Board has delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity REITs”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies approved by the Fair Value Pricing Committee when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

Private Equity REITs. The Private Equity REITs produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity REIT sponsor, if necessary. In between receipt of Sponsor NAVs, the value of each Private Equity REIT is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity REIT until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Fair Value Pricing Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity REIT following the conclusion of such Private Equity REIT’s valuation period, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended December 31, 2020, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of December 31, 2020:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$2,966,660,252
Publicly Traded Securities	787,963,576	–	–	787,963,576
Preferred Stocks	88,613,789	–	–	88,613,789
Short Term Investment	8,606,742	–	–	8,606,742
Total	$885,184,107	$–	$–	$3,851,844,359

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

For the three months ended December 31, 2020, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of December 31, 2020, the Fund had total Unfunded Commitments in the amount of $120,598,558.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. pRINCiPAL Risk Factors

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

Pandemic Risk - An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious diseases, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of real estate securities with properties, operations, productions, offices, and/or personnel in (or other exposure to) areas affected by diseases outbreaks may experience significant disruptions to their business and/or holdings. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. The extent to which COVID-19 or other infectious diseases will affect the Fund, the Fund’s service providers and/or such issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. The duration of the COVID-19 outbreak cannot be determined with certainty. LIBOR Risk - Holdings of certain of the Fund’s underlying investments, and the Fund’s financing terms, may be based on floating rates, such as LIBOR. LIBOR, or the London Interbank Offered Rate, is a benchmark that dictates daily interest rates on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR by the end of 2021, which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2021. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue borrow under its credit facilities at rates that reference LIBOR and invest in underlying funds that may hold underlying assets referencing LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund’s investments and/or the Fund’s credit facilities cannot yet be determined.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Fund Risk - The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of December 31, 2020, the Fund had 99.68% of the value of its net assets invested within the real estate industry.